UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2007

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01.	Other Events.

On December 12, 2007, The Empire District Electric Company (“Empire”) completed a public offering of 3,000,000 shares of common stock.  Attached hereto as Exhibit 5.1 is an opinion of Anderson & Byrd, LLP regarding the legality of Empire’s issuance and sale of 3,000,000 shares of common stock, which exhibit is incorporated by reference herein.  This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-129069), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
5.1
Opinion of Anderson & Byrd, LLP regarding the legality of Empire’s issuance and sale of 3,000,000 shares of common stock. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-129069), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Anderson & Byrd, LLP (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By /s/ Gregory A. Knapp
Name: Gregory A. Knapp
Title: Vice President – Finance & Chief Financial Officer

Dated: December 12, 2007

Exhibit Index

Exhibit Number	Description
5.1
Opinion of Anderson & Byrd, LLP regarding the legality of Empire’s issuance and sale of 3,000,000 shares of common stock. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to Empire’s registration statement on Form S-3 (File No. 333-129069), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Anderson & Byrd, LLP (included in Exhibit 5.1 above).